Exhibit 10.27.1


           THIRD AMENDMENT TO REVOLVING CREDIT SECURED PROMISSORY NOTE

This Third Amendment to Revolving Credit Secured Promissory Note ("Amendment"), is made and entered into this 1st day of January, 2003 by and between Berg & Berg Enterprises, LLC, a California limited liability company, or its assigns ("Berg") and Mission West Properties, L.P., a Delaware limited partnership, Mission West Properties, L.P. I, a Delaware limited partnership, Mission West Properties, L.P. II, a Delaware limited partnership, and Mission West Properties, L.P. III, a Delaware limited partnership (collectively referred to herein as "Mission").

                                    RECITALS

A. Berg has provided Mission revolving credit secured by a promissory note and deed of trust in the amount of $100,000,000 pursuant to that certain Revolving Credit Secured Promissory Note (the "Note") dated July 1, 2001.

B. Mission has requested and Berg has agreed to decrease the amount available to Mission under the Note by $80,000,000 for a total of $20,000,000 subject to the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto agree to amend the Note as follows:

     1. CREDIT: The credit available to Mission under the Note secured by a deed of trust is decreased by $80,000,000 to a total available of $20,000,000.

     2. SECURITY: The deed of trust securing the Note (the "Deed of Trust") shall be modified and executed by the parties to reflect the decrease in the credit available under the Note.

     3. RATIFICATION OF NOTE: Except as modified herein, the Note is hereby ratified, approved and confirmed upon all the terms, covenants, and conditions.

"Berg"                                        "Mission"
Berg & Berg Enterprises, LLC,                 Mission West Properties, L.P.,
a California limited liability company        Mission West Properties, L.P. I,
                                              Mission West Properties, L.P. II,
                                              Mission West Properties, L.P. III,
                                              Delaware limited partnerships
                                              By: Mission West Properties, Inc.,
                                              Their general partner


By: /s/ Carl E. Berg                          By: /s/ Raymond V. Marino
------------------------------                ------------------------------
Carl E. Berg,                                 Raymond V. Marino,
Manager                                       President and COO